U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2018 (May 22, 2018)

AKERS BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-36268	22-2983783
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

201 Grove Road

Thorofare, New Jersey USA 08086

(Address of principal executive offices, including zip code)

(856) 848-8698

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

By a letter dated May 22, 2018, (the “Notice”) the Listing Qualifications Department of the NASDAQ Stock Market LLC (“NASDAQ”) advised Akers Biosciences, Inc. (the “Company”) that the Company does not comply with NASDAQ Listing Rule 5250(c)(1) for continued listing because NASDAQ has not received the Company’s Form 10-Q for the period ended March 31, 2018 (the “Quarterly Report”). NASDAQ has informed the Company that the Company is required to submit a plan to regain compliance with NASDAQ’s filing requirements for continued listing within 60 calendar days of the date of the Notice. Upon acceptance of the Company’s compliance plan, Nasdaq is permitted to grant an extension of up to 180 calendar days from the Quarterly Report’s filing due date, or until November 19, 2018, for the Company to regain compliance with Nasdaq Listing Rule 5250(c)(1).

The Company is continuing to work diligently to complete the Quarterly Report. If the Company is unable to file the Quarterly Report within 60 calendar days of the date of the Notice, it intends to file a plan to regain compliance with NASDAQ. This notification has no immediate effect on the listing of the Company’s common stock on NASDAQ. There can be no assurance, however, that the Company will be able to regain compliance with the listing requirements discussed above or otherwise satisfy the other NASDAQ listing criteria.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release on May 25, 2018, disclosing its receipt of NASDAQ’s notification letter dated May 22, 2018. A copy of the press release is attached as Exhibit 99.1.

The information set forth in this Item 7.01 of Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

No.	Description
99.1	Press Release dated May 25, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKERS BIOSCIENCES, INC.

Date: May 25, 2018	By:	/s/ John J. Gormally
John J. Gormally
Chief Executive Officer